UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 27, 2017

REGIONS FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE	001-34034	63-0589368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 FIFTH AVENUE NORTH
BIRMINGHAM, ALABAMA 35203
(Address, including zip code, of principal executive office)

Registrant’s telephone number, including area code: (800) 734-4667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03     Amendments to Articles of Incorporation or By-laws; Change in Fiscal Year.

On July 27, 2017, the Board of Directors (the “Board”) of Regions Financial Corporation (the “Company”) approved and adopted amendments to the Company’s Amended and Restated By-Laws (as so amended, the “By-Laws”) to implement proxy access and make certain other changes summarized below.

Section 8 has been added to Article II of the By-Laws to permit a stockholder, or a group of up to twenty stockholders, owning three percent or more of the Company’s outstanding common stock continuously for at least three years, to nominate and include in the Company’s annual meeting proxy materials directors constituting up to the greater of two individuals or twenty percent of the Board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in the By-Laws and the Company receives notice of such nomination between one hundred and fifty and one hundred and twenty days prior to the anniversary date of the previous year’s annual proxy materials mailing.

In addition, Article II, Section 7(C)(3) has been updated to clarify that stockholders, as well as their nominees, must comply with all applicable requirements of the Securities and Exchange Act of 1934, as well as the federal and state banking requirements applicable to the Company and any banking subsidiary, at the time the stockholder’s notice of nomination or proposal is delivered to the Company and at all times thereafter, and a number of non-substantive, ministerial, clarifying and conforming changes have been made to Article II, as well as throughout the By-Laws.

The foregoing summary is qualified in its entirety by reference to the By-Laws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated in this Item 5.03 by reference.
ITEM 8.01    Other Events.

On July 27, 2017, the Company announced an increase in the quarterly cash dividend to be paid on its common stock of 28.57 percent, or $0.02, to $0.09, payable on September 29, 2017.

A copy of the press release announcing the above events is attached as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01    Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Index

Exhibit No.    Exhibit

3.2	By-Laws of Regions Financial Corporation as amended and restated as of July 27, 2017.

99.1	Press Release dated July 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGIONS FINANCIAL CORPORATION

By:     /s/ Fournier J. Gale, III
Name:    Fournier J. Gale, III
Title:    Senior Executive Vice President,
General Counsel and Corporate
Secretary

Date: July 27, 2017